Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Property Analysts Master Limited Partnership (“NPAMLP”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert McKinney, President of Feldman International, Inc., the Equity General Partner of NPAMLP certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

National Property Analysts Master Limited Partnership
(Registrant)

Date:	November 14, 2011

By:	Feldman International Inc., its equity general partner

By:	/s/ Robert McKinney
Name:	Robert McKinney
Title:	President